FORM OF WARRANT

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND
MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SHARES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH OR IS OTHERWISE IN COMPLIANCE WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.

                                                       Void after August 4, 2010

                            DETTO TECHNOLOGIES, INC.
                                     WARRANT

      THIS CERTIFIES THAT, for value received, XXXXX XXX (the "Holder"), is entitled to purchase up to one hundred thousand (100,000) shares of Detto Technologies, Inc. Common Stock. The holder of this Warrant will have the right to exercise this Warrant for fully paid nonassessable shares of Common Stock of the Company. The exercise price for the Warrant shall be $1.00 (the "Exercise Price"). As used herein, (a) the term "Common Stock" shall mean the Company's presently authorized Common Stock, and any stock into or for which such Common Stock may hereafter be exchanged, (b) the term "Date of Grant" shall mean August 4, 2005 (c) the term "Shares" shall include any shares of Common Stock issued upon conversion, and (d) "Warrant Price" exercise price described above.

      1. Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable upon the earlier of: (i) 5:00 p.m., Seattle, Washington local time, on the void date written above.

      2. Method of Exercise; Payment. Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part, at any time after the Exercise Date, by either, at the election of the holder hereof, (a) the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company, by check or wire transfer to an account designated by the Company, of an amount equal to the then applicable Exercise Price multiplied by the number of Shares then being purchased, or (b) pursuant to the provisions of Section 9 hereof. The person in whose name any certificate representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder of record of, and shall be treated for all purposes as the record holder of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as reasonably practicable and in any event within thirty (30) days after such exercise.

      3. Stock Fully Paid; Registration Rights; Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, will contain what is commonly called "piggyback registration rights" similar to other Common Stock issued by the Company. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

      4. Adjustment of Exercise Price and Number of Shares. Subject to the provisions of Section 1 hereof, the number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

            (a) Reclassification. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), the Company shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the Shares theretofore issuable upon exercise of this Warrant, the kind and amount of Shares stock, other securities, money and property receivable upon such reclassification or change by a holder of the number of Shares then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
4. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes and transfers.

            (b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of securities of the class issuable upon exercise of this Warrant, the Exercise Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective. When any adjustment is required to be made to the Exercise Price, the number of shares issuable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment, such that the aggregate purchase price payable for the total number of shares purchasable under this Warrant (as adjusted) shall remain the same.

            (c) Stock Dividends and Other Distributions. If the Company at any time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to the securities of the class issuable upon exercise of this Warrant payable in such securities, or (ii) make any other distribution with respect to the securities of the class issuable upon exercise of this Warrant (except any distribution specifically provided for in the foregoing subparagraphs (a) and (b)) then the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction
(i) the numerator of which shall be the total number of shares of the securities of the class issuable upon exercise of this Warrant outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of the securities of the class issuable upon exercise of this Warrant outstanding immediately after such dividend or distribution. When any adjustment is required to be made to the Exercise Price, the number of shares issuable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment, such that the aggregate purchase price payable for the total number of shares purchasable under this Warrant (as adjusted) shall remain the same.

      5. Notice of Adjustments. Whenever the Exercise Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the number of Shares purchasable hereunder after giving effect to such adjustment, which shall be mailed (without regard to Section 12 hereof, by first class mail, postage prepaid) to the holder of this Warrant.

      6. Fractional Shares. No fractional shares of the securities of the class issuable upon exercise of this Warrant will be issued in connection with any exercise hereunder, but in lieu of such fractional shares, the Company shall make a cash payment therefore based on the fair market value of the securities of the class issuable upon exercise of this Warrant on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

      7. Compliance with Securities Act; Disposition of Warrant or Shares.

            (a) Compliance with Securities Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

      "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF CORPORATION COUNSEL SATISFACTORY TO THE ISSUER OF THESE SHARES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH."

      In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

            (1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Act.

            (2) The holder understands that this Warrant and any securities issuable upon the exercise hereof have not been registered under the Act in reliance upon a specific exemption there from, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein. In this connection, the holder understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if the holder's representation was predicated solely upon a present intention to hold the Warrant for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Warrant, or for a period of one year or any other fixed period in the future.

            (3) The holder further understands that this Warrant and any securities issuable upon the exercise hereof must be held indefinitely unless subsequently registered under the Act and any applicable state securities laws, or unless exemptions from registration are otherwise available. Moreover, the holder understands that the Company is under no obligation to register this Warrant and any securities issuable upon the exercise hereof.

            (4) The holder is aware of the provisions of Rule 144, promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: The availability of certain public information about the Company, the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein. The holder further understands that the exemption under Rule 144 is not currently available and may not be available at the time holder wishes to sell this Warrant and any securities issuable upon exercise hereof.

            (5) The holder further understands that at the time it wishes to sell this Warrant and any securities issuable upon the exercise hereof there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the holder may be precluded from selling this Warrant and any securities issuable upon the exercise hereof under Rule 144 even if the one-year minimum holding period had been satisfied.

      (b) Disposition of Warrant or Shares. With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant, in each case prior to registration of such Warrant or Shares, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing in sufficient detail the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of this Warrant or such Shares and indicating whether or not under the Act certificates for this Warrant or such Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such laws. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. Notwithstanding the foregoing, at any time that the Shares are publicly traded, such Shares may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act, provided that the Company shall have been furnished with such information as the Company and its counsel may reasonably request to provide assurance that the provisions of Rule 144 have been satisfied. Each certificate representing this Warrant or the Shares transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

      8. No Rights as a Shareholder. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

      9. Conversion Right.

            (a) Right to Convert Warrant; Net Issuance. In addition to and without limiting the rights of the holder under the terms of this Warrant, but only to the extent this Warrant has not otherwise been exercised, the holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into Shares as provided in this Section 9 at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) (X) that number of Shares equal to the quotient obtained by dividing the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in subsection (b) hereof), which value shall be determined by subtracting (A) the aggregate Exercise Price of the Converted
Warrant Shares  immediately  prior to the exercise of the Conversion  Right from
(B) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date (as hereinafter defined) by (Y) the fair market value of one Share on the Conversion Date (as hereinafter defined).

      Expressed as a formula, such conversion shall be computed as follows:

                  X  =       B - A
                           --------
                               Y

         Where:            X = the number of Shares
                                    that may be issued to holder

                           Y = the fair market value (FMV) of one Share

                           A = the aggregate Exercise Price (i.e., Converted
                            Warrant Shares x Exercise Price)

                           B = the aggregate FMV (i.e., FMV x Converted
                                     Warrant Shares)

      No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined).

            (b) Method of Exercise. The Conversion Right may be exercised by the holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in subsection (a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement (the "Conversion Date"). Certificates for the shares issuable upon exercise of the Conversion Right shall be issued as of the Conversion Date and shall be delivered to the holder within thirty (30) days following the Conversion Date.

            (c) Determination of Fair Market Value. For purposes of this Section 9, "fair market value" shall mean the fair market value of such share as determined in good faith by the Company's Board of Directors.

      10. Representations and Warranties. The Company represents and warrants to the holder of this Warrant as follows:

            (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

            (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

            (c) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Articles of Incorporation or bylaws, do not and will not contravene any material law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any material indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby.

      11. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the registered holder of this Warrant.

      12. Notices. Any notice, request, communication or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to the holder at its address as shown on the books of the Company or to the Company at the address indicated therefore on the signature page of this Warrant.

      13. Lost Warrants or Stock Certificates. The Company covenants to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company and its transfer agent, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

      14.  Descriptive  Headings.   The  descriptive  headings  of  the  several
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

      15. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Washington.

                  [Remainder of page intentionally left blank]

      This Warrant was issued by the Company and the terms hereof were accepted by the holder of this Warrant on the date below.

                                        DETTO TECHNOLOGIES, INC.

                                        By:
                                            ------------------------------------

                                        Title:
                                               ---------------------------------

                                        Address: 14320 N.E. 21st St., Suite 16
                                                 -------------------------------
                                                 Bellevue, WA 98007
                                                 -------------------------------

                                        WARRANT HOLDER

                                        (Print Name)

                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                        Date
                                            ------------------------------------

                                    EXHIBIT A

                               NOTICE OF EXERCISE

To:   Detto Corporation
      Attn:  Chief Financial Officer
      14320 N.E. 21st St., Suite 16
      Bellevue, WA 98007

      1. The undersigned hereby elects to exercise this Warrant as to _________ Shares pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full. The purchase price is being paid by (check one):

         ___      (i)      check;
         ___      (ii)     wire transfer;
         ___      (iii)    exercise of the Conversion Right (as defined in
                           Section 9 of the Warrant).

      2. Please issue a certificate or certificates representing said shares in the name of the undersigned.

      3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. The undersigned further represents that the representations and warranties contained in the Warrant are true in all material respects as if made as of today's date.

                                             -----------------------------------
                                                     (Signature)

-----------------------------------
(Date)

                            DETTO TECHNOLOGIES, INC.

                              SUBSCRIPTION BOOKLET

                            Detto Technologies, Inc.
                             14320 N.E. 21st Street
                                    Suite 16
                               Bellevue, WA 98007
                              Phone: (425) 746-0110
                               Fax: (425) 746-0220
                              http://www.detto.com

               For questions call Larry Mana'o (CEO) 425 201-5001
                                       or

                          Bill Glynn (CFO) 425 201-5006

                              SUBSCRIPTION BOOKLET

INSTRUCTIONS

This Subscription Booklet contains all of the documents necessary for your purchase of the common stock (the "Shares") of Detto Technologies, Inc., a Delaware corporation (the "Company").

      In this booklet you will find the following documents:

      (1) Subscription Agreement (the "Subscription Agreement") and
      (2) Confidential Purchaser Questionnaire (the "Purchaser Questionnaire")

Each of the documents must be fully completed and executed in accordance with its instructions. You will need to execute the signature page of the Subscription Agreement (and your spouse must execute the consent to the Subscription Agreement, if applicable); and you must complete the Purchaser Questionnaire and execute the signature page (and your spouse must execute the Purchaser Questionnaire, if applicable).

You must return each of the completed documents to an officer of the Company together with payment. If you have any questions in connection with the completion of the documents, please feel free to call at the number listed below. The Company appreciates your careful attention to the completion of the enclosed documents.

                            Detto Technologies, Inc.
                             14320 N.E. 21st Street
                                    Suite 16
                               Bellevue, WA 98007
                              Phone: (425) 746-0110
                               Fax: (425) 746-0220
                              http://www.detto.com

                            DETTO TECHNOLOGIES, INC.

                                  COMMON STOCK
                             SUBSCRIPTION AGREEMENT

      THIS COMMON STOCK SUBSCRIPTION AGREEMENT (this "Agreement") is entered into by and between DETTO TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and the undersigned purchaser listed on the signature page hereto ("Purchaser").

      In consideration of the mutual promises, representations, warranties and covenants set forth in this Agreement, the parties to this Agreement agree as follows:

      1. Purchase and Sale. Subject to the terms of this Agreement, Purchaser agrees to purchase, and the Company agrees to sell to Purchaser 2,000,000 shares of common stock at a price of $0.50 per share in the total amount of $1,000,000.00 and a warrant to purchase an additional 100,000 shares at $1.00 each (form of warrant attached) (the "Shares"). The Common Stock will contain what is commonly called "Piggyback Registration Rights" which will be subject to customary market stand-off and underwriter cutback provisions.

      2. Preemptive Rights. On any subsequent offering of securities, the Purchaser of the Shares shall have the first opportunity (a preemptive right) to purchase 10% of the subsequent security issue on the same terms as the other investors in such security. If the Purchaser chooses not to exercise its right to preemptively purchase such new security then its rights for any subsequent issue shall cease 3. Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to, and confirms its agreement with, the Company, as follows:

            (a) Purchaser is acquiring the Shares for Purchaser's own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any such person or to any third person, with respect to the Shares.

            (b) Purchaser understands that (i) the Shares have not been registered under either the Securities Act or the securities laws of any state by reason of specific exemptions therefrom, (ii) the Shares must be held by Purchaser indefinitely, and, therefore, Purchaser must bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act and the securities laws of any applicable state or is exempt from such registrations; (iii) the Shares will be endorsed with a legend substantially as follows:

      THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS A COMPLIANCE WITH
      REGISTRATION PROVISIONS OF SUCH ACT HAS BEEN MADE OR UNLESS AVAILABILTY OF AN EXEMPTION FROM SUCH REGISTRATION PROVISIONS HAS BEEN ESTABLISHED, OR, UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.

and (iv) the Company will instruct any transfer agent not to register the transfer of the Shares unless the conditions specified in the foregoing legend are satisfied.

            (c) Purchaser has been furnished with such materials and has been given access to such information relating to the Company as Purchaser or Purchaser's qualified representative has requested and Purchaser has been afforded the opportunity to ask questions regarding the Company and the Shares, all as Purchaser has found necessary to make an informed investment decision. Purchaser has been solely responsible for its own due diligence investigation of the Company and its proposed business, for its own analysis of the merits and risks of its investment made pursuant to this Agreement and for its own analysis of the terms of its investment.

            (d)  Purchaser  is an  accredited  investor  within  the  meaning of
Regulation D under the Securities Act. Purchaser has tendered to the Company a completed Purchaser Questionnaire. The information in the Purchaser Questionnaire is true and correct in all material respects. Purchaser is in a financial position to hold the Shares and is able to bear the economic risk and withstand a complete loss of Purchaser's investment in the Shares. Purchaser recognizes that the Shares as an investment involves a high degree of risk. Purchaser understands and acknowledges that there can be no assurance that the Company will be able to meet its projected goals and that the Company will need significant additional capital to be successful, which capital may not be available readily.

            (e) Purchaser acknowledges hereby that Purchaser has been advised to obtain and has obtained, to the extent Purchaser deems necessary, professional (including legal) advice with respect to the risks inherent in the investment in the Shares, the condition of the Company, the suitability of the investment in the Shares in light of Purchaser's condition and investment needs, and the terms and conditions of this Agreement and documents relating to the investment in the Shares. Purchaser, either alone or with the assistance of such professional advisors, is a sophisticated investor, is able to fend for itself in the transaction contemplated by this Agreement, and has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of the prospective investment in the Shares.

            (f) The investment in the Shares is suitable for Purchaser based upon Purchaser's investment objectives and financial needs, and Purchaser has adequate net worth and means for providing for its current financial needs and contingencies and has no need for liquidity of the investment with respect to the Shares. Purchaser's overall commitments to investments that are illiquid or not readily marketable are not disproportionate to Purchaser's net worth, and investment in the Shares will not cause such overall commitment to become excessive.

            (g) For purposes of the application of state securities laws, Purchaser represents that Purchaser is a bona fide resident of, and is domiciled in, the state set forth in Purchaser's address on the signature page hereto.

            (h) Purchaser acknowledges that this subscription is subject to acceptance by the Company, and may be accepted or rejected by the Company, acting in its sole discretion. Upon acceptance by the Company, this subscription shall be a binding and irrevocable commitment of Purchaser.

            (i) Purchaser agrees that Purchaser will indemnify and hold harmless the Company and its officers, directors and agents for any costs, liabilities or losses caused by any misstatement of material fact by Purchaser with respect to the representations and warranties contained in this Section 2 or any other written information furnished to the Company by Purchaser in connection with the investment contemplated by this Agreement.

      4. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser of the Shares as follows:

            (a) The Shares have been duly authorized for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

            (b) The issuance of the Shares in accordance with the terms hereof will not be, inconsistent with the Company's Articles of Incorporation or bylaws, do not and will not contravene any material law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any material indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby.

            (c) The attached Schedule A capitalization table accurately represents the amount of shares outstanding, the total amount of warrants outstanding, the total amount of stock options outstanding and the number or shares issuable under the outstanding Convertible Notes.

            (d) There has not been a material adverse change in the Company's affairs including, but not limited to, its financial condition, intellectual property rights, arrangements with customers and suppliers, legal affairs or other matters since the Company has made its last public filing.

            (e) The Company's filings with the Security Exchange Commission are true and accurate.

      5. Miscellaneous.

            (a) Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, first class, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof , or at such other address as such party may designate by ten days' advance written notice to the other parties given in the foregoing manner.

            (b) Amendments and Waivers. Any term of this Agreement may be amended or terminated, and the observance of any term of the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Purchaser.

            (c) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            (d) Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, and venue for any action taken in connection herewith or related hereto shall exclusively reside in King County, Washington.

            (e) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (f) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements with respect to the subject matter hereof.

                    SIGNATURE PAGE - SUBSCRIPTION AGREEMENT

      Executed this ____ day of _____________, 2005, at ______________________.


                                                            Name of Purchaser

                                        By
                                           -------------------------------------
                                                               (Signature)

                                        Title
                                              ----------------------------------

                                        Address:
                                                    ----------------------------

                                                    ----------------------------

                                        TAX ID No.:
                                                          ----------------------

                                        Total Principal Amount: $1,000,000.00

Accepted and Agreed this
____ day of ___________, 2005.

DETTO TECHNOLOGIES, INC.

By
   --------------------------------------------------
Larry Mana'o
Chief Executive Officer

                      SPOUSE'S CONSENT TO SUBSCRIPTION FOR
                 SECURITIES AS SEPARATE PROPERTY (if applicable)

      I, __________________________, hereby irrevocably consent to the acquisition by my spouse, _________________________, of a Common Shares of Detto Technologies, Inc. in the principal amount of $______________, as my spouse's separate property.

      Dated as of this ______ day of _____________________, 2005.

                                         _______________________________________
                                                        Spouse


Manner in Which Title Is to Be Held.  (Check one.)

      |_| Individual Ownership (if married, spouse must consent in writing to acquisition as separate property)

      |_|   Community Property

      |_|   Joint Tenant with Right of Survivorship (both parties must sign)

      |_|   Tenants in Common (both parties must sign) Partnership, Trust or

      |_|   Corporation (authorized representative must sign)

      |_|   Other (explain)

                      CONFIDENTIAL PURCHASER QUESTIONNAIRE

                   STATEMENT OF POTENTIAL INVESTOR SUITABILITY
                                FOR INVESTMENT IN
                            DETTO TECHNOLOGIES, INC.

      Investors in Detto Technologies, Inc., a Delaware corporation ("Company"), must meet certain requirements in order to comply with the offering exemption from registration under the federal Securities Act of 1933, as amended, and applicable state securities laws. Before any sale of securities is consummated, the Company must be reasonably satisfied that the purchaser is an "accredited investor" or that you, either alone or with your investment advisors, has sufficient financial expertise to be able to evaluate the merits and risks of your proposed investment. You are requested to submit the following information in connection with the Company's consideration of selling securities to you.

      By signing this Questionnaire you also confirm your understanding that the Company will be relying on the accuracy and completeness of your responses to establish the Company's legal right to sell securities to you without registration under the federal securities laws and applicable state securities laws. YOUR ANSWERS WILL AT ALL TIMES BE KEPT STRICTLY CONFIDENTIAL. However, you agree by signing this Questionnaire that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish the legality of your participation in the offering.

      If  there  is  any  change  in  the   information   you  provide  in  this
Questionnaire, please contact the Company immediately.

      Please answer or initial all questions which are applicable to you.

A.    THIS SECTION A IS TO BE COMPLETED BY INDIVIDUAL INVESTORS.

1.    Name: ________________________________ Age: _____________

2.    I am a resident of the State of _________________________.

      2.1   My principal residence address is at:

            ------------------------------------

            -------------------------------------

            I have lived there __________ years.

3.    Business Address: _____________________________________________________

4.    Telephone No.: Residence: __________________ Business: ___________________


5.    Accredited Investor Status: (Please check appropriate box.)

|_|   5.1  The  undersigned   has  a  net  worth  (assets  minus   liabilities),
      individually or jointly with spouse, and inclusive of the value of home, furnishings and automobiles, of at least $1,000,000; or

|_| 5.2 The undersigned has an individual income(1) in excess of $200,000, or joint income with spouse in excess of $300,000, in each of the two preceding years and reasonably expects to reach the same income level in the current year; or

|_|   5.3 The undersigned is a director or executive officer of the Company; or

      The undersigned hereby represents and warrants to the Company that (a) the information contained herein is complete and accurate and may be relied upon by the Company, (b) the undersigned, together with his or her investment advisors, has such knowledge and experience in financial matters that he, she or they are capable of evaluating the merits and risks of the investment, and (c) the undersigned will notify the Company immediately of any material change in such information occurring prior to the acceptance or rejection of his subscription.

      The undersigned has executed this Confidential Purchaser Questionnaire this ____ day of ____________________, 2005.


------------------------------      ------------------------------
Print Name of Investor                  Signature of Investor

(1)For this purpose, a person's income is the amount of that person's individual adjusted gross income (as reported on a federal income tax return), increased by the following amounts: (a) any deduction for a portion of a long-term capital gains (Section 1202 of the Internal Revenue Code of 1986, as amended (the
Code)); (b) any deduction for depletion (Section 611 et seq. of the Code); (c) any exclusion for interest on tax-exempt municipal obligations (Section 103 of the Code); and (d) any losses of a partnership allocated to the person (as reported on Schedule E of Form 1040).

                                   Schedule A

      Detto Cap Table as of 8-2-05

     8/2/2005  Shares Outstanding      17,367,209

               Total Warrants                            27,500      at $0.58

                                                         50,000      at $0.68

                                                         50,000      At $1.24

                                                         50,000      at $1.50

                                       177,500

               Stock Options                    765,000              at $1.56

                                       5,000                         at $0.70

                Shares issuable under           517,000              at $0.58
                    Convertible Notes